Exhibit 32.1

          CERTIFICATION PURSUANT TO RULE 13a-14(b) OF THE EXCHANGE ACT
                 AND 18 U.S.C. SECTION 1350, AS ENACTED PURSUANT
                        TO THE SARBANES-OXLEY ACT OF 2003

         In connection with the filing of Zunicom,  Inc. and  Subsidiaries  (the
"Company") Annual Report on Form 10-K for the year ended December 31, 2009 with the Securities  and Exchange  Commission on the date hereof (the  "Report"),  I,
William Tan,  President  and Chief  Executive  Officer of the Company,  certify, pursuant to Rule  13a-14(b)  of the  Exchange  Act and 18 U.S.C.  (SS) 1350,  as
enacted pursuant to the Sarbanes-Oxley Act of 2002, that:

               (1)  The Report fully complies with the  requirements  of section
                    13(a) or 15(d) of the Securities Act of 1934; and

               (2)  The information  contained in the Report fairly presents, in all material respects,  the financial  condition and results of operations of the Company,

/s/ William Tan
--------------------
William Tan
President and Chief Executive Officer
(principal executive officer)

April 5, 2010

                                     32.1-1